Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Goldman Sachs Group Note-Backed Series 2003-12
*CUSIP:         21988G239       Class     A-1
                21988GCS3       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending February 16, 2010.

INTEREST ACCOUNT
----------------


Balance as of August 15, 2009................................             $0.00
         Scheduled Income received on securities.............       $765,625.00
         Unscheduled Income received on securities...........             $0.00

LESS:
         Distribution to Class A-1 Holders...................      -$725,000.00
         Distribution to Class A-2 Holders...................       -$40,625.00
         Distribution to Depositor...........................            -$0.00
         Distribution to Trustee.............................            -$0.00
Balance as of February 16, 2010..............................             $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of August 15, 2009................................             $0.00
         Scheduled Principal received on securities..........             $0.00

LESS:
         Distribution to Holders.............................            -$0.00
Balance as of February 16, 2010..............................             $0.00


               UNDERLYING SECURITIES HELD AS OF February 16, 2010

           Principal
            Amount                      Title of Security
           ---------                    -----------------
          $25,000,000            The Goldman Sachs Group, Inc., 6.125% Notes due
                                 February 15, 2033
                                 *CUSIP:        38141GCU6

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.